Exhibit 99.3

Supplemental Financial Information
June 30, 2005
(Unaudited)

Table of Contents	Page #

Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3 – 4
Consolidated Statements of Operations - Segments	5 – 6

Summary of Operating Results	7 – 8
Funds From Operations
Dividends – All Classes of Common Shares
Rental Income
Real Estate Revenue Allocation
Interest Expense

Summary Balance Sheet Information	9
Common Share Data
Capitalization

Debt Information	10 – 11
Outstanding Balances and Terms
Fixed vs. Variable Rate Debt

Property & Tenant Information	12 – 14
Property Table
Tenant Diversification
Lease Expiration Schedule

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and its unaudited quarterly financial statements as of and for the period ended June 30, 2005.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is a real estate investment trust (“REIT”) primarily focused on the ownership, development and management of Irreplaceable Corners™ - defined as premier retail frontage properties typically located on “Main & Main” intersections in highly populated, high-traffic, affluent areas.  Our portfolio consists of shopping centers anchored by market dominant tenants such as Kroger, Barnes & Noble and Walgreens and are supported by specialty retailers such as GAP, Starbucks, Hallmark and Verizon.  Our business structure is unique within the REIT community and consists of a real estate operating and development business, a securities business and a merchant development retail partnership business.  These synergistic businesses support our portfolio of Irreplaceable Corners, and, along with our deep professional talent pool, allow the company access to multiple avenues of low-cost capital which can then be deployed efficiently and accretively for our shareholders.  Through the retail partnership funds, AmREIT captures recurring development, leasing, property management, and asset management fees for services performed while maintaining an ownership interest and profit participation.  Our business structure allows the Company to expand both internally and externally, distinguishing AmREIT as a value creator, a growth company, and a source of dependable, monthly income.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	June 30, 2005	December 31, 2004

ASSETS
Real estate investments at cost
Land	$100,691	$68,138
Building	103,349	88,211
Tenant improvements	6,066	4,243

	210,106	160,592
Less accumulated depreciation and amortization	(3,714)	(3,561)

	206,392	157,031
Real estate held for sale, net	18,166	6,326
Net investment in direct financing leases	19,216	19,219
Intangible lease cost, net	15,267	10,628
Investment in retail partnerships and other affiliates	2,684	1,979

Net real estate investments	261,725	195,183
Cash and cash equivalents	8,694	2,960
Tenant receivables	1,986	1,338
Accounts receivable	476	37
Accounts receivable – related party	2,753	910
Deferred costs	1,305	1,040
Other assets	2,367	1,683

TOTAL ASSETS	$279,306	$203,151

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$116,296	$105,964
Accounts payable and other liabilities	3,978	4,830
Below market leases, net	3,059	2,504
Security deposits	567	368

TOTAL LIABILITIES	123,900	113,666

Minority Interest	1,275	1,115
Shareholders’ Equity
Preferred Shares, $.01 par value, 10,000,000 shares authorized, note issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,444,096 and 3,462,767 shares issued, respectively	64	35
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 2,183,831 and 2,246,283 shares issued, respectively	22	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,082,987 and 4,079,174 shares issued, respectively	41	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 7,319,544 and 2,090,765 shares issued, respectively	73	21
Capital in excess of par value	172,407	104,114
Accumulated distributions in excess of earnings	(16,602)	(15,038)
Deferred compensation	(1,681)	(770)
Cost of treasury shares, 26,304 and 9,116 Class A shares, respectively	(193)	(55)

TOTAL SHAREHOLDERS’ EQUITY	154,131	88,370

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$279,306	$203,151

Consolidated Statements of Operations:

	Three months ended June 30, 2005	Three months ended June 30, 2004

Revenue:
Rental income from operating leases	$4,544	$1,162
Earned income from direct financing leases	508	507
Real estate fee income	1,015	582
Construction revenues	465	—
Securities commission income	3,674	1,648
Asset management fee income	120	74
Interest and other income	108	17

Total revenues	10,434	3,990

Expenses:
General and administrative	2,157	1,366
Property expense	937	171
Construction costs	302	—
Legal and professional	475	321
Securities commissions	2,831	1,337
Depreciation and amortization	1,326	204
Deferred merger costs	—	362

Total expenses	8,028	3,761

Operating income (loss)	2,406	229
Other income (expense):
Income from retail partnerships and affiliates	82	172
Federal income tax (expense) benefit for TRS	(121)	(86)
Interest expense	(1,481)	(522)
Minority interest in income of consolidated joint ventures	(423)	(170)

Income (loss) before discontinued operations	463	(377)
Income from discontinued operations	402	232
Gain on sales of real estate acquired for resale	872	242

Income from discontinued operations	1,274	474

Net income (loss)	1,737	97
Distributions paid to class B,C, and D shareholders	(2,047)	(1,106)

Net loss available to class A shareholders	$(310)	$(1,009)

Net (loss) income per class A common share – basic and diluted
Loss before discontinued operations	$(0.36)	$(0.46)
Income from discontinued operations	0.29	0.15

Net loss	$(0.07)	$(0.31)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	4,435	3,235

Consolidated Statements of Operations, cont.:

	Six months ended June 30, 2005	Six months ended June 30, 2004

Revenue:
Rental income from operating leases	$8,517	$2,379
Earned income from direct financing leases	1,015	1,015
Real estate fee income	2,010	949
Construction revenues	465	—
Securities commission income	5,797	3,553
Asset management fee income	237	149
Interest and other income	156	28

Total revenues	18,197	8,073

Expenses:
General and administrative	3,806	2,567
Property expense	1,630	347
Construction costs	302	—
Legal and professional	1,052	649
Securities commissions	4,464	2,761
Depreciation and amortization	2,362	338
Deferred merger costs	—	1,682

Total expenses	13,616	8,344

Operating income (loss)	4,581	(271)
Other income (expense):
Income from retail partnerships and affiliates	113	186
Federal income tax (expense) benefit for TRS	(155)	(13)
Interest expense	(2,976)	(1,120)
Minority interest in income of consolidated joint ventures	(438)	(214)

Income (loss) before discontinued operations	1,125	(1,432)
Income from discontinued operations	1,098	314
Gain on sales of real estate acquired for resale	872	850

Income from discontinued operations	1,970	1,164

Net income (loss)	3,095	(268)
Distributions paid to class B,C, and D shareholders	(3,679)	(1,919)

Net loss available to class A shareholders	$(584)	$(2,187)

Net (loss) income per class A common share – basic and diluted
Loss before discontinued operations	$(0.65)	$(1.08)
Income from discontinued operations	0.50	0.38

Net loss	$(0.15)	$(0.71)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	3,956	3,094

Segmented Statements of Operations:

Three Months Ended June 30, 2005	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$4,957	$95	$—	$—	$5,052
Securities commissions	—	—	3,674	—	3,674
Real Estate fee income	—	1,015	—	—	1,015
Construction fee income	—	465	—		465
Other income	4	106	—	118	228

Total revenue	4,961	1,681	3,674	118	10,434
Securities commission Expense	—	—	2,831	—	2,831
Professional fees	299	101	62	1	463
Depreciation and amortization	1,326	—	—	—	1,326
Property expense	866	70	—	—	937
Construction expense	—	302	—	—	302
Real estate commissions	—	12	—	—	12
General and administrative	395	892	825	45	2,157

Total expenses	2,886	1,377	3,719	46	8,028
Interest expense	(1,423)	(58)	—	—	(1,481)
Other income (expense)	(45)	(423)	(12)	18	(462)
Income From Discontinued Operations	579	695	—	—	1,274

Net Income (loss)	$1,186	$518	$(57)	$90	$1,737

Three Months Ended June 30, 2004	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$1,669	$—	$—	$—	$1,669
Securities commissions	—	—	1,648	—	1,648
Real estate fee income	—	582	—	—	582
Other income	16	1	—	74	91

Total revenue	1,685	583	1,648	74	3,990
Deferred merger expense	362	—	—	—	362
Securities commission expense	—	—	1,337	—	1,337
Professional fees	221	3	26	—	250
Depreciation and amortization	204	—	—	—	204
Property expense	169	2	—	—	171
Real estate commissions	—	71	—	—	71
General and administrative	323	368	662	13	1,366

Total Expenses	1,279	444	2,025	13	3,761
Interest expense	(522)	—	—	—	(522)
Other income/ (expense)	(29)	(49)	(3)	3	(84)
Income From Discontinued Operations	184	290	—	—	474

Net Income (loss)	$39	$380	$(380)	$58	$97

Segmented Statements of Operations, cont’d –

Six Months Ended June 30, 2005	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$9,412	$120	$—	$—	$9,532
Securities commissions	—	—	5,797	—	5,797
Real Estate fee income	—	2,010	—	—	2,010
Construction fee income		465			465
Other income	5	154	—	234	393

Total revenue	9,417	2,749	5,797	234	18,197
Securities commission expense	—	—	4,464	—	4,464
Depreciation and amortization	2,361	1	—	—	2,362
Property expense	1,559	70	1	—	1,630
Construction expense	—	302	—	—	302
Professional fees	611	196	78	1	886
Real estate commissions	—	166	—	—	166
General and administrative	719	1,555	1,448	84	3,806

Total expenses	5,250	2,290	5,991	85	13,616
Interest expense	(2,919)	(57)	—	—	(2,976)
Other income (expense)	(93)	(391)	(16)	20	(480)
Income From Discontinued Operations	1,275	695	—	—	1,970

Net Income (loss)	$2,430	$706	$(210)	$169	$3,095

Six Months Ended June 30, 2004	Portfolio	Real Estate Operations	Securities	Retail Partnerships	Total

Rental income	$3,394	$—	$—	$—	$3,394
Securities commissions	—	—	3,553	—	3,553
Real estate fee income	—	949	—	—	949
Other income	28	1	—	148	177

Total revenue	3,422	950	3,553	148	8,073
Deferred merger expense	1,682	—	—	—	1,682
Securities commission expense	—	—	2,761	—	2,761
Professional fees	361	20	37	—	418
Depreciation and amortization	338	—	—	—	338
Property expense	346	1	—	—	347
Real estate commissions	—	231	—	—	231
General and administrative	587	707	1,244	29	2,567

Total Expenses	3,314	959	4,042	29	8,344
Interest expense	(1,079)	(41)	—	—	(1,120)
Other income/ (expense)	(93)	47	(7)	12	(41)
Income From Discontinued Operations	429	735	—	—	1,164

Net Income (loss)	$(635)	$732	$(496)	$131	$(268)

AmREIT
Summary of Operating Results

	Three Months Ended June 30,

	2005	2004

Funds From Operations:
Income (loss) before discontinued operations	$463	$(377)
Income from discontinued operations	1,274	474
Depreciation of real estate assets – operations	1,180	191
Depreciation of real estate assets – discontinued operations	60	92
Adjustments for non consolidated affiliates	29	8
Gain on sale of real estate acquired for investment	(344)	—
Class B, C, and D common share distributions	(2,047)	(1,106)

Total Funds from Operations available to Class A Shareholders	$615	$(718)

Weighted Average Class A Shares Outstanding	4,434,676	3,235,449
Funds From Operations per Class A Share	$0.14	$(0.22)*

* The above FFO amount does not add back the non-cash deferred merger charge and non-cash asset impairment charge, totaling $0.44 per share, which would have resulted in Adjusted FFO of $0.22 per class A common share.

	Three Months Ended June 30,

	2005	2004

Dividends:
Class A Dividends per Share	$0.124	$0.118
As a Percentage of FFO	88.6%	n/m
Non-Traded Common Shares:
Class B Common Share Dividends per Share (1)	$0.19	$0.19
Class C Common Share Dividends per Share (2)	$0.17	$0.17
Class D Common Share Dividends per Share (3)	$0.16	$—

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and are callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  The class C common shares are callable by the Company beginning in 2006, based on the same conversion formula (110% of invested capital).

(3)

The class D common shares receive a preferred dividend, fixed at 6.5%, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares are callable by the Company beginning in 2005, based on the same conversion formula, prorated for the time outstanding (107.7% of invested capital).

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Rental and Earned Income:
Base minimum rent	$3,380	$942	$6,370	$1,932
Earned Income from direct financing leases	508	507	1,015	1,015
Straight line rent	78	30	148	10
Over/Under market rent	64	—	131	—
Percentage rent	—	—	84	65
Tenant reimbursements	1,022	190	1,784	372

Total Rental and Earned Income	$5,052	$1,669	$9,532	$3,394

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Real Estate Operating Revenue:
Development and construction management fees
Retail partnerships and affiliates	$469	$343	$634	$649
Unrelated third parties	125	—	144	—
Leasing and brokerage commissions
Retail partnerships and affiliates	807	159	1,373	172
Unrelated third parties	52	11	274	48
Property management fees
Retail partnerships and affiliates	27	69	50	80
Unrelated third parties	—	—	—	—

Total Real Estate Operating Revenue	$1,480	$582	$2,475	$949

Percent attributable to retail partnerships and affiliates	88%	98%	83%	95%
Percent attributable to unrelated third parties	12%	2%	17%	5%

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Interest Expense:
Interest paid – floating rate	$192	$43	$616	$158
Interest paid – fixed rate	1,289	435	2,363	874
Loan cost amortization	56	44	109	88
Out-of-market debt amortization	(56)	—	(112)	—

Total Interest Expense	$1,481	$522	$2,976	$1,120

AmREIT
Summary Balance Sheet Information

	June 30, 2005	December 31, 2004

Class A Common Share Data:
Closing Market Price	$8.10	$8.05
Dividend Yield	6.13%	5.96%
90-Day Average Trading Volume	17,196	2,659
Total Capitalization:
Debt	$116,296	$105,964
Class A Common Shares at Market	51,984	27,802
Class B Common Shares as Converted	17,689	18,083
Class C Common Shares as Converted	44,913	44,871
Class D Common Shares as Converted	78,831	22,518

Total Capitalization	$309,713	$219,238

Debt to Total Capitalization	37.6%	48.3%

AmREIT
Debt Information

Description	Amount Outstanding 6-30-2005	Amount Outstanding 12-31-2004	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility*	$—	$38,014	4.40%	$1,673	10/4/2005

2005 Maturities	$—	$38,014
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Hollywood Video, MS	$940	$946	8.38%	$91	4/1/2009

2009 Maturities	$940	$946
Merger Dissenters	$760	$760	5.47%	$43	7/23/2010

2010 Maturities	$760	$760
Sugarland IHOP	$1,215	$1,233	8.25%	$138	3/1/2011
Sugar Land Plaza	2,324	2,336	7.60%	203	11/1/2011

2011 Maturities	$3,539	$3,569
Albuquerque IHOP	$702	$712	7.89%	$75	4/24/2012
Baton Rouge IHOP	1,160	1,176	7.89%	124	4/24/2012
Beaverton IHOP	823	834	7.89%	88	4/16/2012
Charlottesville IHOP	584	593	7.89%	62	4/24//2012
El Paso #1934 IHOP	705	715	7.89%	75	4/16/2012
Rochester IHOP	882	894	7.89%	94	4/16/2012
Shawnee IHOP	696	706	7.89%	74	4/18/2012
5115 Buffalo Spdwy.	2,775	2,789	7.58%	241	5/11/2012
Salem IHOP	577	585	7.89%	61	5/17/2012
Springfield IHOP	958	971	7.89%	102	6/21/2012
Roanoke IHOP	664	673	7.89%	71	7/26/2012
Centerville IHOP	1,161	1,176	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,254	1,271	7.89%	134	7/19/2012
Alexandria IHOP	670	679	7.89%	71	7/19/2012
El Paso #1938 IHOP	838	849	7.89%	89	8/23/2012
La Verne IHOP	698	707	7.89%	74	8/23/2012
Memphis #4482 IHOP	728	737	7.89%	77	8/23/2012
Parker IHOP	783	793	7.89%	83	8/23/2012

2012 Maturities	$16,658	$16,861

Description	Amount Outstanding 6-30-2005	Amount Outstanding 12-31-2004	Interest Rate	Annual Debt Service	Maturity Date

Cinco Ranch	$8,493	$8,555	5.60%	$601	7/10/2013
Plaza in the Park	17,951	18,081	5.60%	1,270	7/10/2013

2013 Maturities	$26,444	$26,635
Uptown Park	$49,000	$—	5.37%	$2,631	6/1/2015

2015 Maturities	$49,000	$—
Bakery Square	$4,325	$4,435	8.00%	$571	2/10/2017

2017 Maturities	$4,325	$4,435

Total Maturities**	$115,076	$104,631

*Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs.  Annual Debt Service on this debt instrument assumes that the amount outstanding ($0 as of June 30, 2005) remains constant through maturity.

**Total maturities above is $1.2 million less than total debt as reported in our consolidated financial statements due to the premium recorded on above-market debt assumed in conjunction with certain of our 2004 property acquisitions.

Fixed vs. Variable Rate Debt:

	June 30, 2005	% of Total	December 31, 2004	% of Total

Variable rate	$—	—%	$38,014	35.9%
Fixed rate	116,296	100.0%	67,950	64.1%

	$116,296		$105,964

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2005	% Leased

Uptown Park – Phase 1	Ann Taylor, McCormick & Schmick’s	Houston	TX	06/01/05	147,000	$4,095,593	95%
Uptown Park – Phase 2		Houston	TX	06/01/05	22,000	(1)	(1)
MacArthur Park	Kroger	Dallas	TX	12/27/04	198,443	2,965,004	100%
Plaza in the Park	Kroger	Houston	TX	07/01/04	138,663	2,498,854	100%
Cinco Ranch	Kroger	Houston	TX	07/01/04	97,297	1,245,828	100%
Bakery Square	Walgreens & Bank of America	Houston	TX	07/21/04	34,614	849,456	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/03	26,400	1,182,312	95%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	06/03/98	20,018	377,332	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	07/01/98	16,750	349,545	100%
Terrace Shops	Starbucks	Houston	TX	12/15/03	16,395	464,285	100%
Copperfield Medical	Texas Children’s Pediatrics	Houston	TX	09/26/95	14,000	219,212	100%
Courtyard at Post Oak	Verizon Wireless	Houston	TX	06/15/04	13,597	477,360	100%
San Felipe and Winrock (1)	(1)	Houston	TX	11/17/03	8,400	(1)	(1)

Multi-Tenant Shopping Centers Total					753,577	14,724,781	98%

Single Tenant (Ground Leases)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2005	% Leased

CVS Corporation	Houston	TX	01/10/03	13,824	$327,167	100%
Darden Restaurants	Peachtree City	GA	12/18/98	6,867	79,366	100%
Carlson Restaurants	Hanover	MD	09/16/03	6,802	141,674	100%
410-Blanco (1)	San Antonio	TX	12/17/04	5,000	(1)	(1)
Bank of America	Houston	TX	11/17/03	4,420	247,975	100%
Comerica Bank (1)	Houston	TX	04/30/04	4,277	(1)	(1)
Washington Mutual	Houston	TX	12/11/96	3,685	98,160	100%
Washington Mutual	The Woodlands	TX	09/23/96	3,685	61,060	100%
Yum Brands (2) (3)	Houston	TX	10/14/03	2,818	79,440	100%

Single Tenant (Ground Leases) Total				51,378	1,034,842	100%

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2005	% Leased

Vacant (2)	Baton Rouge	LA	06/09/97	20,575	—	0%
Baptist Memorial Medical Plaza	Memphis	TN	07/23/02	15,000	222,643	100%
Comp USA	Roseville	MN	07/23/02	15,000	267,584	100%
Energy Wellness	Sugarland	TX	07/23/02	15,000	187,857	100%
Transworld Entertainment	Independence	MO	07/23/02	14,047	162,500	100%
Golden Corral	Houston	TX	07/23/02	12,000	182,994	100%
Golden Corral	Humble	TX	07/23/02	12,000	181,688	100%
Carlson Restaurants	Houston	TX	07/23/02	8,500	200,000	100%
Pier One Imports Inc.	Longmont	CO	07/23/02	8,014	135,152	100%
Hollywood Entertainment Corp.	Lafayette	LA	10/31/97	7,488	150,874	100%
Hollywood Entertainment Corp.	Ridgeland	MS	12/31/97	7,488	155,067	100%
IHOP Corporation #1483	Sugarland	TX	09/22/99	4,020	188,112	100%
IHOP Corporation #1737 (5)	Centerville	UT	07/25/02	4,020	160,849	100%
IHOP Corporation #4462 (5)	Memphis	TN	08/23/02	4,020	176,768	100%
IHOP Corporation #5318	Topeka	KS	09/30/99	4,020	156,395	100%
Payless Shoesources Inc.	Austin	TX	07/23/02	4,000	80,000	100%
AFC, Inc.	Atlanta	GA	07/23/02	2,583	119,279	100%
Advance Auto (1)(2)(3)(4)	Various	Various	Various	42,000	(1)	(1)

Single Tenant (Fee Simple) Total				199,775	2,727,762	88%

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2005	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,565,674	100%

Company Total GLA/% Leased				1,065,030	20,053,059	97%

(1)	Under Development (GLA represents proposed leaseable square footage).
(2)	Held for Sale
(3)	Held in joint venture of which we are the managing 50% owner
(4)	Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.
(5)

IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO.  Each of the properties has a GLA of 4,020 square feet.  These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated retail partnerships, and 1.4% of which is owned by unaffiliated third parties.

Top 10 Tenants by revenue concentration for the six months ended June 30, 2005:

Tenant	Rental Income	% of Total Operating Revenue

Kroger	$1,263	6.95%
IHOP	1,124	6.19%
CVS/pharmacy	477	2.62%
Golden Corral Corporation	315	1.73%
Linens ‘N Things	315	1.73%
Landry’s, Inc.	234	1.29%
Bank of America	225	1.24%
Barnes & Noble	194	1.07%
Carlson Restaurants Worldwide	171	0.94%
Ninfa’s	158	0.87%

Total	$4,476	24.63%

Lease Expirations by Year:

Expiration Year	Number of Lease Expiring	Square Footage	Percent of Total

2005	10	29,536	2.87%
2006	20	46,585	4.53%
2007	17	64,147	6.23%
2008	25	81,122	7.88%
2009	30	101,936	9.90%
2010	17	55,589	5.40%
2011	30	153,983	14.96%
2012	9	57,793	5.61%
2013	4	22,553	2.19%
2014	7	28,256	2.75%
2015	—	—	—
2016	1	550	—
2017	—	—	—
2018	—	—	—
2019	2	6,288	0.66%
2020	4	78,413	7.62%
2021	2	92,926	9.03%
2022	1	4,020	0.39%
2023	1	63,373	6.16%
2024	4	66,864	6.50%
2025	6	32,100	3.12%
2026	4	16,080	1.56%
2027	3	12,060	1.17%
2056	1	15,120	1.47%

Totals	198	1,029,294	100.00%